Exhibit 10.13

The Supplemental Agreement of the Proxy Agreement for

Shareholders

Ye Fen

Ye Fang

Ye Hong

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

and

Zhejiang Mengxiang Consulting Services Co., Ltd.

November 29, 2018

This Supplemental Agreement of the Proxy Agreement for Shareholders (hereinafter referred to as “this Supplemental Agreement”) was signed by the following parties on November 29, 2018:

Party A: Ye Fen, PRC resident; ID card number: 331121197110154403; Address: Room 301, Unit 1, Building 5, Kuocangyuan Community, Lutang Street, Dashuimen Community, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party B: Ye Fang, PRC resident; ID card number: 332522197402114402; Address: Room 401, Unit 1, Building 5, Kuocangyuan Community, Lutang Street, Dashuimen Community, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party C: Ye Hong, PRC resident; ID card number:332522197605124408; Address: Room 10-1502, Yueshanju Community, Lvgu Manor, Liandu District, Lishui City, Zhejiang Province.

(The above Party A to C are Shareholders of the Target Company as defined below, and the Shareholders of the Target Company are hereinafter referred to as the “Trustor”.)

Party D: Zhejiang Lishui Mengxiang Education Development Co., Ltd., a limited liability company legally incorporated and existing under the laws of PRC; Unified Social Credit Code: 913311007315134241; Address: No. 818, Huayuan Road, Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as the “Target Company”);

Party E: Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of China; Unified Social Credit Code: 91331100MA2E0B7832; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone(Lijing Ethnic Industrial Zone), Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE”).

The Trustor, the Target Company and the WFOE shall be referred to individually as a “Party” and collectively as the “Parties”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in the domestic affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. The Parties unanimously agree that, from the date hereof, the definition of the “Domestic Affiliates” listed in the Article I of the Proxy Agreement for Shareholders (the “Original Proxy Agreement for Shareholders”) executed by the Parties on October 13, 2018 is revised as follow: “Domestic Affiliates” means Zhejiang Lishui Mengxiang Education Development Co., Ltd. and the schools of the restricted and prohibited education held by Zhejiang Lishui Mengxiang Education Development Co., Ltd., including Liandu Foreign Languages School.

2. Ye Fen, Ye Fang and Ye Hong confirm the Power of Attorney for Shareholders executed on October 13, 2018 remains in force.

3. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Proxy Agreement for Shareholders. In case of any inconsistency between the Original Proxy Agreement for Shareholders and this Supplemental Agreement, this Supplemental Agreement shall prevail.

4. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Proxy Agreement for Shareholders

5. This Supplemental Agreement is drafted in Chinese language in five counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(This page is the signature page of the Supplemental Agreement of the Proxy Agreement for Shareholders and is left blank intentionally.)

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Ye Fen

/s/

Ye Fang

/s/

Ye Hong

/s/

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